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                                                                    EXHIBIT 23.2







                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in Amendment No. 2 to this Form S-3 Registration Statement of our report dated March 14, 1995 included in Harbinger Corporation's Current Report on Form 8-K filed on July 1, 1997 and to all references to our firm included in Amendment No.2 to this registration statement.


                               Arthur Andersen LLP




Atlanta, Georgia
July 25, 1997